FAIR VALUE MEASUREMENT	9 Months Ended
Sep. 30, 2025
Fair Value Disclosures [Abstract]
FAIR VALUE MEASUREMENT

NOTE 5. Fair Value Measurement

Yorkville Convertible Notes Payable

The Company follows the guidance in ASC 820 Fair Value Measurements and Disclosures for its financial assets and liabilities that are re-measured and reported at fair value at each reporting period, and non-financial assets and liabilities that are re-measured and reported at fair value at least annually. The estimated fair value of the Yorkville convertible notes payable represents a Level 3 measurement. See Note 6 for information relating to the Yorkville convertible notes payable.

The following table presents information about the Company’s financial instruments that are measured at fair value on a recurring basis at September 30, 2025 and December 31, 2024, and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:

Description	Level	September 30, 2025	December 31, 2024
Liabilities:
Convertible Notes Payable	3	$1,096,205	$—

The measurement of fair value of the Yorkville convertible notes payable was determined utilizing a Monte Carlo simulation considering all relevant assumptions current at the date of issuance (i.e., share price, term, volatility, risk-free rate, and probability of optional redemption). Refer to Note 6 for further details.

For the nine months ended September 30, 2025, the Company recognized a loss of  $96,205 resulting from changes in the fair value of the Yorkville convertible notes payable.

The following table sets forth a summary of the changes in the fair value of the Yorkville convertible notes payable which is a Level 3 financial liability measured at fair value on a recurring basis:

Fair Value
Balance at December 31, 2024	$—
Issuance of Yorkville convertible notes	1,000,000
Change in fair value	96,205
Balance at September 30, 2025	$1,096,205